UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2025

NOV INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10353 Richmond Ave. Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 346-223-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 20, 2025, NOV Inc. (the “Company”) held its Annual Meeting of Stockholders at which the following matters were voted upon and approved by the Company’s stockholders:

1.	the election of nine members to the Board of Directors;

2.	the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2025;

3.	the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

4.	the approval of an amendment and restatement of the NOV Inc. Long-Term Incentive Plan.

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of directors:	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Clay C. Williams	329,020,588	8,961,243	128,738	17,458,454
Marcela E. Donadio	330,011,598	7,957,671	141,300	17,458,454
Ben A. Guill	326,222,703	11,770,992	116,874	17,458,454
David D. Harrison	327,040,981	10,954,734	114,854	17,458,454
Christian S. Kendall	336,737,357	1,259,474	113,738	17,458,454
Patricia Martinez	335,578,278	2,325,893	206,398	17,458,454
Patricia B. Melcher	335,812,308	2,179,395	118,866	17,458,454
William R. Thomas	334,297,625	3,696,403	116,541	17,458,454
Robert S. Welborn	331,742,922	6,251,560	116,087	17,458,454

The nine directors nominated by the Board of Directors were re-elected to serve one-year terms expiring in 2025. There were no nominees to office other than the directors elected.

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2024	334,043,015	21,357,894	168,114	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
3. Approval of the compensation of the Company’s named executive officers	321,782,502	9,993,088	6,334,979	17,458,454

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
4. Approval of an amendment and restatement of the NOV Inc. Long-Term Incentive Plan	328,371,943	9,531,778	206,848	17,458,454

Item 8.01 Other Events

On May 20, 2025, the Company’s Board of Directors (“Board”) declared a supplemental dividend of $0.21 per share as part of the Company’s 2024 return of capital plan. The supplemental dividend is payable on June 13, 2025 to each stockholder of record on June 2, 2025.

The Board also declared a regular quarterly dividend of $0.075 per share, payable on June 27, 2025 to each stockholder of record on June 13, 2025.

A copy of the press release issued by the Company on May 21, 2025 on these items is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	NOV Declares Regular Quarterly Dividend and Supplemental Dividend

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2025	NOV INC.

/s/ Peter F. Vranderic
Peter F. Vranderic
Vice President